EXHIBIT 10.2



                              VICAR OPERATING, INC.
                       SENIOR SUBORDINATED NOTES DUE 2010

                                VCA ANTECH, INC.
                              SENIOR NOTES DUE 2010

                               CONSENT AND WAIVER

     This Consent and Waiver ("Consent and Waiver") is dated as of October 24, 2002.

     Reference is hereby made to (i) the Vicar Operating, Inc. Senior Subordinated Notes due 2010 (the "Company Notes"), issued pursuant to the Indenture (the "Company Indenture"), dated as of September 20, 2000, as amended on November 20, 2001, by and among Vicar Operating, Inc., a Delaware corporation (the "Company"), the Guarantors (as defined therein) and J.P. Morgan Trust Company, National Association (formerly Chase Manhattan Bank and Trust Company, National Association), a national banking association organized under the federal laws of the United States, as trustee (the "Trustee"), (ii) the VCA Antech, Inc. Senior Notes due 2010 (the "Holdings Notes"), issued pursuant to the Indenture (the "Holdings Indenture"), dated as of September 20, 2000, as amended on November 20, 2001, by and between VCA Antech, Inc., a Delaware corporation (formerly known as Veterinary Centers of America, Inc.) ("Holdings") and the Trustee, as trustee. Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Holdings Indenture.

     The undersigned, being all of the holders of the Company Notes, hereby consent to:

     (i) the Company's optional redemption of the entire aggregate principal amount of the outstanding Company Notes at a price of 110% of the aggregate principal amount thereof plus accrued and unpaid interest as of the date of the redemption, with the redemption to be effected on a pro rata basis among the Company Notes; and

     (ii) the payment by the Company of a dividend to Holdings solely for the purpose of allowing the transactions contemplated by the following paragraph.

     The undersigned, being all of the holders of the Holdings Notes, hereby consent to Holdings' optional redemption of up to $30.0 million in principal amount (as set forth on Exhibit A) of the Holdings Notes at a price of 110% of the aggregate principal amount thereof plus accrued and unpaid interest as of the date of the redemption, with the redemption to be effected on a pro rata basis among the Holdings Notes.

     The undersigned also irrevocably waive any breach of the following provisions, solely to the extent resulting from the consummation of the optional redemptions and other transactions consented to above:

     (i)  paragraph 5 of the Holdings Notes;

     (ii) paragraph 5 of the Company Notes;

     (iii) the first two sentences of paragraph 7 of the Holdings Notes;

     (iv) the first two sentences of paragraph 7 of the Company Notes;

     (v)  Section 3.02 of the Holdings Indenture;

     (vi) Section 3.02 of the Company Indenture;

     (vii) the time-period for the notice requirements of section 3.03(a) of the Holdings Indenture;

     (viii) the time-period for the notice requirements of section 3.03(a) of the Company Indenture;

     (ix) Section 5.02 of the Holdings Indenture;

     (x)  Section 5.02 of the Company Indenture;

     (xi) Section 5.04 of the Holdings Indenture, to the extent that Holdings and certain Subsidiaries of Holdings guarantee the Company's incurrence of $25.0 million aggregate principal amount under a New Tranche C Term Loan, as that term is defined in the Credit Agreement;

     (xii) Section 5.04 of the Company Indenture, to the extent that the Company borrows, and the Company's Subsidiaries guarantee, an additional $25.0 million aggregate principal amount under a New Tranche C Term Loan, as that terms is defined in the Credit Agreement;

     (xiii) Section 5.06 of the Holdings Indenture; and

     (xiv) Section 5.06 of the Company Indenture.

     Pursuant to Section 13 of the Purchase Agreement and the Company Purchase Agreement, Holdings, the Company and the Guarantors shall pay all expenses incurred by the Purchasers (including, without limitation, the reasonable and documented fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Purchasers) in connection with this Consent and Waiver and any other agreements, instruments or documents executed pursuant to the transactions consented to herein, whether or not the same shall become effective.

     By agreeing and consenting to this Consent and Waiver, Holdings and the Company represent and warrant to the undersigned that the payments contemplated hereby will not result in the breach or violation of or any default under any of their respective contractual obligations.

     The effectiveness of this Consent and Waiver shall be contingent on the simultaneous payment to the undersigned of the amounts described above on or before October 24, 2002.

     IN WITNESS WHEREOF, the undersigned have signed this instrument as of the date first written above:

GS MEZZANINE PARTNERS II, L.P.

By:     GS Mezzanine Advisors II, L.L.C.,
        its general partner


By:     /S/ MELINA HIGGINS
        ------------------------------------
        Name:  MELINA HIGGINS
        Title: VICE PRESIDENT



GS MEZZANINE PARTNERS II OFFSHORE, L.P.

By:     GS Mezzanine Advisors II, L.L.C.
        its general partner


By:     /S/ MELINA HIGGINS
        ------------------------------------
        Name:  MELINA HIGGINS
        Title: VICE PRESIDENT



TCW LEVERAGED INCOME TRUST, L.P.

By:     TCW Advisers (Bermuda), Ltd.
        as its General Partner


By:     /S/ RANDOLPH R. BIRKMAN
        ------------------------------------
        Name:  RANDOLPH R. BIRKMAN
        Title: MANAGING DIRECTOR



By:     TCW Investment Management Company
        as Investment Adviser


By:     /S/ JEAN-MARC CHAPUS
        ------------------------------------
        Name:  JEAN-MARC CHAPUS
        Title: GROUP MANAGING DIRECTOR

TCW LEVERAGED INCOME TRUST II, L.P.

By:     TCW (LINC II), L.P.
        as its General Partner

By:     TCW Advisers (Bermuda), Ltd.
        its General Partner


By:     /S/ RANDOLPH R. BIRKMAN
        ------------------------------------
        Name:  RANDOLPH R. BIRKMAN
        Title: MANAGING DIRECTOR


By:     TCW Investment Management Company
        as Investment Adviser


By:     /S/ JEAN-MARC CHAPUS
        ------------------------------------
        Name:  JEAN-MARC CHAPUS
        Title: GROUP MANAGING DIRECTOR

TCW LEVERAGED INCOME TRUST IV, L.P.

By:     TCW Asset Management Company
        As its Investment Adviser


By:     /S/ RANDOLPH R. BIRKMAN
        ------------------------------------
        Name:  RANDOLPH R. BIRKMAN
        Title: MANAGING DIRECTOR


By:     /S/ JEAN-MARC CHAPUS
        ------------------------------------
        Name:  JEAN-MARC CHAPUS
        Title: GROUP MANAGING DIRECTOR



By:     TCW (LINC IV), L.L.C.
        As General Partner

By:     TCW Asset Management Company
        As its Managing Member


By:     /S/ RANDOLPH R. BIRKMAN
        ------------------------------------
        Name:  RANDOLPH R. BIRKMAN
        Title: MANAGING DIRECTOR


By:     /S/ JEAN-MARC CHAPUS
        ------------------------------------
        Name:  JEAN-MARC CHAPUS
        Title: GROUP MANAGING DIRECTOR

TCW/CRESCENT MEZZANINE PARTNERS II, L.P.

By:     TCW/Crescent Mezzanine II, L.P.
        its general partner or managing owner

By:     TCW/Crescent Mezzanine, L.L.C.
        its general partner


By:     /S/ JEAN-MARC CHAPUS
        ------------------------------------
        Name:  JEAN-MARC CHAPUS
        Title: GROUP MANAGING DIRECTOR



TCW/CRESCENT MEZZANINE TRUST II

By:     TCW/Crescent Mezzanine II, L.P.
        its general partner or managing owner

By:     TCW/Crescent Mezzanine, L.L.C.
        its general partner


By:     /S/ JEAN-MARC CHAPUS
        ------------------------------------
        Name:  JEAN-MARC CHAPUS
        Title: GROUP MANAGING DIRECTOR



THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


By:     /S/ RICHARD A. STRAIT
        ------------------------------------
        Name:  RICHARD A. STRAIT
        Title: ITS AUTHORIZED REPRESENTATIVE

Agreed to and accepted by:

VCA ANTECH, INC.


By:     /S/ ROBERT L. ANTIN
        ------------------------------------
        Name:
        Title:


VICAR OPERATING, INC.


By:     /S/ ROBERT L. ANTIN
        ------------------------------------
        Name:
        Title:


J.P. MORGAN TRUST COMPANY,
NATIONAL ASSOCIATION


By:     /S/ JAMES NAGY
        ------------------------------------
        Name:  JAMES NAGY
        Title: ASSISTANT VICE PRESIDENT

GUARANTORS:

                      AAH MERGER CORPORATION
                      ACADEMY ANIMAL, INC.
                      ANDERSON ANIMAL HOSPITAL, INC.
                      ANIMAL CENTER, INC.
                      ANIMAL CLINIC OF SANTA CRUZ, INC.
                      ASSOCIATES IN PETCARE, S.C.
                      BERWIN VETERINARIAN HOSPITAL, INC.
                      CACOOSING ANIMAL HOSPITAL, LTD.
                      CACOOSING PET CARE & NUTRITION CENTER, INC.
                      CLARMAR ANIMAL HOSPITAL, INC.
                      DETWILER VETERINARY CLINIC, INC.
                      DIAGNOSTIC VETERINARY SERVICE, INC.
                      EAGLE PARK ANIMAL CLINIC, INC.
                      EAGLE RIVER VETERINARY HOSPITAL, INC.
                      EDGEBROOK, INC.
                      FLORIDA VETERINARY LABORATORIES, INC.
                      FOX CHAPEL ANIMAL HOSPITAL, INC.
                      FREEHOLD VETERINARY HOSPITAL, P.A.
                      GLEN ANIMAL HOSPITAL, INC.
                      GOLDEN MERGER CORPORATION
                      H.B. ANIMAL CLINICS, INC.
                      KIRKWOOD ANIMAL HOSPITAL
                      LEA M.E. TAMMI, VMD., P.A.
                      KIRKWOOD ANIMAL HOSPITAL
                      BOARDING & GROOMING, INC.
                      LAKE JACKSON VETERINARY CLINIC, INC.
                      LAKEWOOD ANIMAL HOSPITAL, INC.
                      LAMMERS VETERINARY HOSPITAL, INC.
                      LEWELLING VETERINARY CLINIC, INC.
                      MAIN STREET SMALL ANIMAL HOSPITAL, INC.
                      MILLER ANIMAL HOSPITAL
                      M.S. ANIMAL HOSPITALS, INC.
                      NEWARK ANIMAL HOSPITAL, INC.
                      NORTHERN ANIMAL HOSPITAL, INC.
                      NORTH ROCKVILLE VETERINARY HOSPITAL, INC.
                      NORTHSIDE ANIMAL HOSPITAL, P.C.
                      NOYES ANIMAL HOSPITAL, INC.
                      OLD TOWN VETERINARY HOSPITAL, INC.
                      PETS' RX, INC.
                      PETS' RX NEVADA, INC.
                      PPI OF PENNSYLVANIA, INC.
                      PRESTON PARK ANIMAL HOSPITAL, P.C.
                      PRINCETON ANIMAL HOSPITAL, INC.
                      PROFESSIONAL VETERINARY SERVICES, INC.

                      RIVIERA ANIMAL HOSPITAL, INC.
                      ROSSMOOR - EL DORADO ANIMAL HOSPITAL, INC.
                      SILVER SPUR ANIMAL HOSPITAL, INC.
                      SOUTH COUNTY VETERINARY CLINIC, INC.
                      SOUTHEAST AREA VETERINARY MEDICAL CENTER, P.C. SPANISH RIVER ANIMAL HOSPITAL, INC.
                      TAMPA ANIMAL MEDICAL CENTER, INC.
                      TANGLEWOOD PET HOSPITAL, INC.
                      TEMPE VETS, A PROFESSIONAL CORP
                      THE PET PRACTICE (FLORIDA), INC.
                      THE PET PRACTICE (ILLINOIS), INC.
                      THE PET PRACTICE (MASSACHUSETTS), INC.
                      THE PET PRACTICE OF MICHIGAN, INC.
                      TOMS RIVER VETERINARY HOSPITAL, P.A.
                      VCA - ASHER, INC.
                      VCA ALABAMA, INC.
                      VCA ALBANY ANIMAL HOSPITAL, INC.
                      VCA ALBUQUERQUE, INC.
                      VCA ALL PETS ANIMAL COMPLEX, INC.
                      VCA ALPINE ANIMAL HOSPITAL, INC.
                      VCA ANDERSON OF CALIFORNIA ANIMAL
                      HOSPITAL, INC.
                      VCA ANIMAL HOSPITALS, INC.
                      VCA APAC ANIMAL HOSPITAL, INC.
                      VCA CACOOSING ANIMAL HOSPITAL, INC.
                      VCA CASTLE SHANNON VETERINARY HOSPITAL, INC.
                      VCA CENTERS-TEXAS, INC.
                      VCA CENVET, INC.
                      VCA CLARMAR ANIMAL HOSPITAL, INC.
                      VCA CLINICAL VETERINARY LABS, INC.
                      VCA CLINIPATH LABS, INC.
                      VCA CLOSTER, INC.
                      VCA DETWILER ANIMAL HOSPITAL, INC.
                      VCA DOVER ANIMAL HOSPITAL, INC.
                      VCA EAGLE RIVER ANIMAL HOSPITAL, INC.
                      VCA EAST ANCHORAGE ANIMAL HOSPITAL, INC.
                      VCA GREATER SAVANNAH ANIMAL HOSPITAL, INC.
                      VCA HOWELL BRANCH ANIMAL HOSPITAL, NC.
                      VCA KANEOHE ANIMAL HOSPITAL, INC.
                      VCA LAKESIDE ANIMAL HOSPITAL, INC.
                      VCA LAMB AND STEWART ANIMAL HOSPITAL, INC.
                      VCA LAMMERS ANIMAL HOSPITAL, INC.
                      VCA LEWIS ANIMAL HOSPITAL, INC.
                      VCA MARINA ANIMAL HOSPITAL, INC.
                      VCA MILLER-ROBERTSON ANIMAL HOSPITAL, INC.
                      VCA MISSION, INC.

                      VCA NORTHBORO ANIMAL HOSPITAL, INC.
                      VCA NORTHWEST VETERINARY DIAGNOSTICS, INC.
                      VCA OF COLORADO-ANDERSON, INC.
                      VCA OF NEW YORK, INC.
                      VCA OF SAN JOSE, INC.
                      VCA OF TERESITA, INC.
                      CA PROFESSIONAL ANIMAL LABORATORY, INC.
                      VCA REAL PROPERTY ACQUISITION CORPORATION
                      VCA REFERRAL ASSOCIATES ANIMAL
                      HOSPITAL, INC.
                      VCA ROHRIG ANIMAL HOSPITAL, INC.
                      VCA - ROSSMOOR, INC.
                      VCA SILVER SPUR ANIMAL HOSPITAL, INC.
                      VCA SOUTH SHORE ANIMAL HOSPITAL, INC.
                      VCA SQUIRE ANIMAL HOSPITAL, INC.
                      VCA ST. PETERSBURG ANIMAL HOSPITAL, INC.
                      VCA TEXAS MANAGEMENT, INC.
                      VCA WYOMING ANIMAL HOSPITAL, INC.
                      VETERINARY CENTERS OF AMERICA - TEXAS, L.P.
                      VETERINARY HOSPITALS, INC.
                      W.E. ZUSCHLAG, D.V.M. WORTH ANIMAL CHARTERED
                      WEST LOS ANGELES VETERINARY MEDICAL GROUP, INC. WILLIAM C. FOUTS, LTD.
                      WINGATE, INC.




                          By:     /S/ ROBERT L. ANTIN
                                  --------------------------------------------
                                  Name:  Robert L. Antin
                                  Title: Chief Executive Officer and President



                          By:     /S/ TOMAS W. FULLER
                                  ---------------------------------------------
                                  Name:  Tomas W. Fuller
                                  Title: Chief Financial Officer and Assistant
                                         Secretary

VCA VILLA ANIMAL HOSPITAL, L.P.

By:     VCA Animal Hospitals, Inc.,
        General Partner


By:     /S/ ROBERT L. ANTIN
        ------------------------------------
        Name:  Robert L. Antin
        Title: Chief Executive Officer and President


By:     /S/ TOMAS W. FULLER
        ------------------------------------
        Name:  Tomas W. Fuller
        Title: Chief Financial Officer and Assistant
               Secretary


VETERINARY CENTERS OF AMERICA - TEXAS, L.P.

By:  VCA Centers-Texas, Inc., General Partner


By:     /S/ ROBERT L. ANTIN
        ------------------------------------
        Name:  Robert L. Antin
        Title: Chief Executive Officer and President


By:     /S/ TOMAS W. FULLER
        ------------------------------------
        Name:  Tomas W. Fuller
        Title: Chief Financial Officer and Assistant
               Secretary

ANIMAL CENTER, INC.


By:     /S/ TOMAS W. FULLER
        ------------------------------------
        Name:  Tomas W. Fuller
        Title: Chief Financial Officer


ASSOCIATES IN PET CARE, S.C.


By:     /S/ TOMAS W. FULLER
        ------------------------------------
        Name:  Tomas W. Fuller
        Title: Chief Financial Officer


KIRKWOOD ANIMAL HOSPITAL - LEA M.E. TAMMI, V.M.D., P.A.


By:     /S/ TOMAS W. FULLER
        ------------------------------------
        Name:  Tomas W. Fuller
        Title: Chief Financial Officer


MAIN STREET SMALL ANIMAL HOSPITAL, INC.


By:     /S/ TOMAS W. FULLER
        ------------------------------------
        Name:  Tomas W. Fuller
        Title: Chief Financial Officer


SOUTHEAST AREA VETERINARY MEDICAL CENTER, P.C.


By:     /S/ TOMAS W. FULLER
        ------------------------------------
        Name:  Tomas W. Fuller
        Title: Chief Financial Officer


VCA ASSOCIATE ANIMAL HOSPITAL, L.P.


By:     /S/ TOMAS W. FULLER
        ------------------------------------
        Name:  Tomas W. Fuller
        Title: Chief Financial Officer

VCA HERITAGE ANIMAL HOSPITAL, L.P.


By:     /S/ TOMAS W. FULLER
        ------------------------------------
        Name:  Tomas W. Fuller
        Title: Chief Financial Officer


TOMS RIVER VETERINARY HOSPITAL, P.A.


By:     /S/ TOMAS W. FULLER
        ------------------------------------
        Name:  Tomas W. Fuller
        Title: Chief Financial Officer

                                                                 EXHIBIT A


The Holdings Notes indicated below will be called in the following amounts.

         Certificate No.        Principal Amount             Amount Called
            No.   9             $4,463,776.00                $4,463,776.00
            No. 10              $1,361,337.00                $1,361,337.00
            No. 11                $114,226.00                   $20,710.00
            No. 12                $114,226.00                   $20,710.00
            No. 13                $114,226.00                   $20,710.00
            No .14              $1,103,115.00                  $200,003.00
            No. 15                $267,432.00                   $48,488.00
            No .17              $4,552,643.00                $4,552,643.00
            No. 18              $1,388,439.00                $1,388,439.00
            No. 24                $698,916.00                  $569,515.00
            No. 25             $32,126,253.00                $5,839,045.00
            No. 26              $9,797,679.00                $1,780,757.00
            No. 28                 $32,138.00                   $32,138.00
            No. 29                 $32,138.00                   $32,138.00
            No. 30                 $32,138.00                   $32,138.00
            No. 31                $310,365.00                  $310,365.00
            No. 32                 $75,243.00                   $75,243.00
            No. 33              $3,188,557.00                $3,188,557.00
            No. 34                $972,428.00                  $972,428.00
            No. 35                 $11,343.00                   $11,343.00
            No. 36                 $11,343.00                   $11,343.00
            No. 37                 $11,343.00                   $11,343.00
            No. 38                $109,545.00                  $109,545.00
            No. 39                 $26,557.00                   $26,557.00
            No. 40                $122,240.00                  $122,240.00
            No. 41              $3,435,670.00                $3,435,670.00
            No. 42              $1,047,791.00                $1,047,791.00
            No. 43                 $12,222.00                   $12,222.00
            No. 44                 $12,222.00                   $12,222.00
            No. 45                 $12,222.00                   $12,222.00
            No. 46                $118,034.00                  $118,034.00
            No. 47                 $28,615.00                   $28,615.00
            No. 48                $131,713.00                  $131,713.00

                                             Total:         $30,000,000.00
